UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): September 2, 2004

                               LECROY CORPORATION
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             (Exact name of registrant as specified in its charter)

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         Delaware                       0-26634               13-2507777
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(State or other jurisdiction          (Commission           (I.R.S. Employer
     of incorporation)                File Number)          Identification No.

        700 Chestnut Ridge Road
        Chestnut Ridge, New York                                 10977
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(Address of principal executive offices)                       (Zip Code)
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Registrant's telephone number, including area code
                                  845-425-2000

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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|X| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))



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ITEM 7.01  REGULATION FD DISCLOSURE

On September 2, 2004, LeCroy Corporation ("LeCroy" or the "Company") conducted a conference call and simultaneous webcast. The transcript of the call is attached herewith as Exhibit 99.1.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

The transcript filed as Exhibit 99.1 contains forward-looking statements including those pertaining to LeCroy's intent to purchase CATC for approximately $85 million excluding CATC $45 million of cash and investments, LeCroy's ability to secure cash funding through a combination of existing cash and term debt, interest rates on that indebtedness, the demand for serial data test instruments and its ability to capitalize on that demand, leverage its global, technical, direct sales force to accelerate the growth of CATC's products, strengthen its dominant position in the data storage market, developments in the data storage market, increase penetration into the computer market, substantially expand gross margins to well above 60 percent, increase operating leverage leading to expanded operating margins, add to its strong cash generation capabilities and expand its business into areas other than oscilloscopes, also the size and growth of the addressable serial data test market and the opportunities to further enhance LeCroy's growth and financial performance including market sharing, revenue, earnings growth, gross margins, expense savings, cost structure, operating margins, cash flow and accretion to earnings. All such forward-looking statements are only estimates of future results and there can be no assurance that actual results will not materially differ from expectations. Actual performance and results of operations may differ materially from those projected or suggested in the forward-looking statements due to certain risks and uncertainties, including without limitation volume and timing of orders received, changes in the mix of products sold, competitive pricing pressure, LeCroy's and CATC's ability to anticipate changes in the market, the availability and timing of funding for LeCroy's and CATC's current products, the development of future products and LeCroy and CATC's ability to use intellectual property and protect their patent portfolios. LeCroy undertakes no obligation to publicly update forward-looking statements whether because of new information, future events or otherwise. For further information on potential factors that could affect LeCroy Corporation's business or cause actual results to differ materially are described in LeCroy's reports on file with the SEC, including its annual report on form 10-K filed with the SEC on September 22, 2003, form 10-K/a filed February 9, 2004, form 10-Q filed April 30, 2004 and subsequent filings which LeCroy may make with the SEC which can be viewed at the SEC's website at www.SEC.gov.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Exhibit No.      Description

99.1             Transcript of Conference Call held September 2, 2004 at
                 10:00am EDT


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                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                LECROY CORPORATION

 Dated: September 2, 2004       By:  /s/Scott D. Kantor
                                     -----------------------------------
                                     Scott D. Kantor
                                     Vice President and Chief Financial Officer,
                                     Secretary and Treasurer


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                                  EXHIBIT INDEX

EXHIBIT NO.                                DESCRIPTION
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99.1             Transcript of Conference Call held September 2, 2004 at
                 10:00am EDT